Supplement dated July 29, 2011 to
PNC Advantage Institutional Treasury Money Market Fund Summary Prospectus, dated
October 1, 2010, and PNC Advantage Funds Prospectus, dated October 1, 2010, each covering Institutional Shares, Advisor Shares and Service Shares
Effective immediately, the first sentence under “Principal Investment Strategies” for PNC Advantage Institutional Treasury Money Market Fund is deleted in its entirety and replaced with the following:
     The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by short-term obligations of the U.S. Treasury and in other money market funds that invest exclusively in such obligations.
Please contact PNC Advantage Funds at 1-800-364-4890 for more information.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE